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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 26, 1994


                      FIFTH THIRD BANCORP

     (Exact name of registrant as specified in its charter)


         Ohio                   0-8076            31-0854434
(State or other jurisdiction  (Commission       (IRS Employer
   of incorporation)          File Number)    Identification No.)


   Fifth Third Center, Cincinnati, Ohio                 45263
(Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code  (513)579-5300


     (Former name or address, if changed since last report.)
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Item 5.  Other Events

a) On August 26, 1994, the previously announced acquisition of The Cumberland Federal Bancorporation, Inc. was completed. As a result, the Registrant issued 2,696,882 new shares of common stock and paid cash of $15,400.66 to the stockholders of The Cumberland Federal Bancorporation, Inc. This represented an exchange ratio of 1.10025 shares of the Registrant's common stock for each common share of The Cumberland Federal Bancorporation, Inc.

Registrant has filed Registration Statement on Form S-4,
Registration No. 33-53149 which is effective May 24, 1994.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99 -   Additional exhibits - Fifth Third Bancorp
               News Release, dated August 26, 1994         Page 3

Exhibit 99 -   Additional exhibits - Fifth Third Bancorp
               News Release, dated August 26, 1994         Page 5



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                         Fifth Third Bancorp
                                            (Registrant)



Date:  September 6, 1994           /s/ P. Michael Brumm
                                   P. Michael Brumm,
                                   Chief Financial Officer



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